UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2011

Rush Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-20797	74-1733016
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas	78130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

Rush Enterprises, Inc. (the “Company”) held its 2011 Annual Meeting of Shareholders on May 17, 2011 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on each of the below proposals, which are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2011. The final voting results of the Annual Meeting are set forth below.

Proposal 1 – Election of Directors. The Company’s shareholders elected W. Marvin Rush, W.M. “Rusty” Rush, James C. Underwood, Harold D. Marshall, Thomas A. Akin, and Gerald R. Szczepanski as directors to hold office until the Company’s 2012 Annual Meeting of Shareholders. The voting results for each of these individuals were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
W. Marvin Rush	10,800,482	185,238	373,232
W.M. “Rusty” Rush	10,817,192	168,528	373,232
James C. Underwood	10,815,916	169,803	373,232
Harold D. Marshall	10,731,111	254,608	373,232
Thomas A. Akin	10,815,916	169,803	373,232
Gerald R. Szczepanski	10,815,876	169,793	373,232

Proposal 2 – Ratification of the Company’s Independent Registered Public Accounting Firm. The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year. The voting results were as follows:

Votes For	Votes Against	Abstentions
11,163,183	195,582	186

Proposal 3 – Approval of the Amendment and Restatement of the Rush Enterprises, Inc. 2006 Non-Employee Director Stock Plan. The Company’s shareholders approved the amendment and restatement of the Rush Enterprises, Inc. 2006 Non-Employee Director Stock Plan to allow the Compensation Committee to grant restricted stock units in addition to, or in lieu of, stock options and stock awards to the Company’s non-employee directors. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,470,672	514,355	693	373,232

Proposal 4 – Advisory Vote on the Company’s Executive Compensation. The Company’s shareholders approved, on an advisory basis, the Company’s executive compensation. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,007,871	100,552	877,297	373,232

Proposal 5 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. With respect to the Company’s shareholders recommended frequency of future advisory votes on executive compensation, the voting results were as follows:

Votes For One Year	Votes For Two Years	Votes For Three Years	Abstentions	Broker Non-Votes
4,975,636	3,976	5,130,396	875,712	373,232

Consistent with a majority of the votes cast with respect to this proposal, the Board of Directors has determined to hold a shareholder advisory vote on the Company’s executive compensation every three years (a triennial vote) until the next vote on the frequency of future shareholder advisory votes on the Company’s executive compensation, which is currently required to occur no later than the Company’s 2017 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

By: /s/ Steven L. Keller
Steven L. Keller
Senior Vice President and Chief Financial Officer

Dated: May 19, 2011